                                                                    Exhibit 99.9


(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[840,000,000] (APPROXIMATE)

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-BC2

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION

                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                  MAY [9], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS


                                        AGGREGATE     % OF AGGREGATE
                                        ORIGINAL         PRINCIPAL
                           NUMBER       PRINCIPAL       BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
RANGE ($)                 OF LOANS       BALANCE        CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                  316     $6,699,284.20         0.80           $21,097.22      10.471          99.72             646
25,000.01 - 50,000.00        734     $27,211,812.00        3.23           $36,960.99      10.012          95.65             640
50,000.01 - 75,000.00        875     $55,049,211.85        6.53           $62,722.12      8.631           86.64             618
75,000.01 - 100,000.00       940     $82,801,565.23        9.83           $87,801.89      7.788           83.69             610
100,000.01 - 125,000.00      772     $86,854,725.00       10.31           $112,010.95     7.449           82.50             608
125,000.01 - 150,000.00      596     $81,412,122.00        9.66           $136,181.01     7.314           82.44             610
150,000.01 - 175,000.00      443     $71,983,626.00        8.54           $162,004.83     7.197           81.92             612
175,000.01 - 200,000.00      361     $67,986,287.00        8.07           $187,792.94     7.102           81.51             612
200,000.01 - 225,000.00      297     $63,300,999.15        7.51           $212,549.52     6.897           81.62             614
225,000.01 - 250,000.00      215     $50,690,249.00        6.02           $235,128.57     6.884           81.93             619
250,000.01 - 275,000.00      144     $37,583,560.50        4.46           $260,312.30     6.843           81.28             618
275,000.01 - 300,000.00      155     $44,754,958.00        5.31           $288,074.42     6.778           82.42             622
300,000.01 - 333,700.00      136     $43,032,809.80        5.11           $315,756.13     6.856           82.32             622
333,700.01 - 350,000.00      56      $19,131,965.00        2.27           $340,937.34     6.803           83.28             614
350,000.01 - 600,000.00      246    $102,549,031.00       12.17           $416,054.62     6.534           82.30             620
600,000.01 -1,000,000.00      2      $1,390,000.00         0.16           $695,000.00     6.033           78.04             624
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,288   $842,432,205.73       100.00          $133,587.87     7.307           83.13             616

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE


                                      AGGREGATE         % OF AGGREGATE
                                      PRINCIPAL           PRINCIPAL
                           NUMBER    BALANCE AS OF       BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
RANGE ($)                 OF LOANS   CUT-OFF DATE        CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                 319      $6,719,991.68           0.80          $21,065.80     10.467          99.71             646
25,000.01 - 50,000.00       741      $27,527,399.67          3.28          $37,148.99     9.974           95.21             640
50,000.01 - 75,000.00       873      $54,958,256.33          6.54          $62,953.33     8.627           86.75             618
75,000.01 - 100,000.00      937      $82,408,139.20          9.81          $87,948.92     7.787           83.68             610
100,000.01 - 125,000.00     771      $86,569,549.82         10.31          $112,282.17    7.451           82.55             608
125,000.01 - 150,000.00     597      $81,414,159.48          9.69          $136,372.13    7.308           82.39             610
150,000.01 - 175,000.00     444      $72,066,323.25          8.58          $162,311.54    7.199           81.95             612
175,000.01 - 200,000.00     357      $67,144,958.61          7.99          $188,081.12    7.111           81.55             611
200,000.01 - 225,000.00     300      $63,850,323.60          7.60          $212,834.41    6.884           81.58             614
225,000.01 - 250,000.00     215      $50,677,297.75          6.03          $235,708.36    6.886           81.77             619
250,000.01 - 275,000.00     141      $36,787,462.35          4.38          $260,903.99    6.835           81.41             620
275,000.01 - 300,000.00     155      $44,700,880.01          5.32          $288,392.77    6.788           82.42             621
300,000.01 - 333,700.00     138      $43,676,556.37          5.20          $316,496.79    6.838           82.16             622
333,700.01 - 350,000.00     56       $19,158,415.95          2.28          $342,114.57    6.819           84.14             616
350,000.01 - 600,000.00     242     $100,950,843.34         12.02          $417,152.25    6.533           82.22             620
600,000.01 -1,000,000.00     2       $1,389,999.99           0.17          $695,000.00    6.033           78.04             624
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,288    $840,000,557.40         100.00         $133,587.87    7.307           83.13             616

CURRENT MORTGAGE RATES OF MORTGAGE LOANS


                                      AGGREGATE         % OF AGGREGATE
                                      PRINCIPAL           PRINCIPAL
                           NUMBER    BALANCE AS OF       BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
MORTGAGE RATES (%)        OF LOANS   CUT-OFF DATE        CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
0 - 4.999                   15       $3,320,252.59          0.40          $221,350.17     4.807            81.18             628
5.000 - 5.499               70       $14,113,537.08         1.68          $201,621.96     5.269            79.13             640
5.500 - 5.999               352      $76,028,744.09         9.05          $215,990.75     5.795            78.97             638
6.000 - 6.499               605     $119,747,508.03        14.26          $197,929.77     6.257            80.31             628
6.500 - 6.999              1,211    $210,605,764.71        25.07          $173,910.62     6.755            80.39             620
7.000 - 7.499               759     $116,245,309.19        13.84          $153,155.88     7.227            82.69             609
7.500 - 7.999               868     $118,696,868.78        14.13          $136,747.54     7.730            84.23             600
8.000 - 8.499               411      $52,136,019.82         6.21          $126,851.63     8.209            86.11             591
8.500 - 8.999               356      $38,908,694.60         4.63          $109,294.09     8.703            86.43             585
9.000 - 9.499               165      $15,583,776.65         1.86          $94,447.13      9.247            88.32             588
9.500 - 9.999               595      $34,503,854.23         4.11          $57,989.67      9.741            92.74             622
10.000 - 10.499             202      $12,289,140.98         1.46          $60,837.33      10.234           90.12             617
10.500 - 10.999             487      $20,925,583.70         2.49          $42,968.34      10.768           98.82             649
11.000 - 11.499             84       $3,375,010.68          0.40          $40,178.70      11.155           97.64             632
11.500 - 11.999             103      $3,368,490.17          0.40          $32,703.79      11.821           99.45             629
12.000 - 12.499              5        $152,002.10           0.02          $30,400.42      12.204           100.00            625
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,288    $840,000,557.40        100.00         $133,587.87     7.307            83.13             616

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS


                                      AGGREGATE         % OF AGGREGATE
                                      PRINCIPAL           PRINCIPAL
                           NUMBER    BALANCE AS OF       BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
ORIGINAL TERM (MOS)       OF LOANS   CUT-OFF DATE        CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
000 - 180                  1,337    $58,271,959.73          6.94           $43,584.11      10.103          97.64            651
181 - 240                   41       $2,616,390.84          0.31           $63,814.41      8.530           82.43            608
241 - 360                  4,910    $779,112,206.83        92.75           $158,678.66     7.093           82.05            613
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,288    $840,000,557.40        100.00          $133,587.87     7.307           83.13            616

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS


                                      AGGREGATE         % OF AGGREGATE
                                      PRINCIPAL           PRINCIPAL
                           NUMBER    BALANCE AS OF       BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
REMAINING TERM (MOS)      OF LOANS   CUT-OFF DATE        CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
061 - 120                    2        $160,214.23           0.02          $80,107.12      7.474            39.45             595
121 - 180                  1,335     $58,111,745.50         6.92          $43,529.40      10.110           97.80             651
181 - 240                   41       $2,616,390.84          0.31          $63,814.41      8.530            82.43             608
241 - 300                    1         $94,815.24           0.01          $94,815.24      8.100            90.78             613
301 - 360                  4,909    $779,017,391.59        92.74          $158,691.67     7.093            82.05             613
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,288    $840,000,557.40        100.00         $133,587.87     7.307            83.13             616


                                      AGGREGATE         % OF AGGREGATE
                                      PRINCIPAL           PRINCIPAL
                           NUMBER    BALANCE AS OF       BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
MORTGAGE INSURANCE        OF LOANS   CUT-OFF DATE        CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
YES
NO                         6,288    $840,000,557.40        10000%         $133,587.87     7.307            83.13             616
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,288    $840,000,557.40        100.00         $133,587.87     7.307            83.13             616


                                      AGGREGATE         % OF AGGREGATE
                                      PRINCIPAL           PRINCIPAL
                           NUMBER    BALANCE AS OF       BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
LIEN                      OF LOANS   CUT-OFF DATE        CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
1                          4,972     $785,147,114.40        9347%         $157,913.74     7.095            81.98             613
2                          1,316      $54,853,443.00         653%         $41,681.95      10.331           99.68             655
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,288     $840,000,557.40        100.00        $133,587.87     7.307            83.13             616

                                      AGGREGATE         % OF AGGREGATE
                                      PRINCIPAL           PRINCIPAL
                           NUMBER    BALANCE AS OF       BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
SEASONING(MOS)            OF LOANS   CUT-OFF DATE        CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
2                           47       $5,877,261.28            70%          $125,048.11     7.558           82.91             593
3                          1,559    $204,676,897.17          2437%         $131,287.30     7.403           82.97             611
4                          2,411    $340,246,319.61          4051%         $141,122.49     7.265           82.84             617
5                          1,642    $215,356,830.59          2564%         $131,155.20     7.262           83.56             617
6                           564      $65,505,592.51           780%         $116,144.67     7.313           83.40             620
7                           59       $7,530,642.94            90%          $127,638.02     7.559           85.93             617
8                            4        $559,838.91              7%          $139,959.73     7.656           89.42             599
9                            1        $197,537.75              2%          $197,537.75     7.500           90.00             618
10                           1         $49,636.64              1%          $49,636.64      7.750           40.98             585
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,288    $840,000,557.40          100.00        $133,587.87     7.307           83.13             616


COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS


                                      AGGREGATE         % OF AGGREGATE
                                      PRINCIPAL           PRINCIPAL
                           NUMBER    BALANCE AS OF       BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
COMBINED LTVS             OF LOANS   CUT-OFF DATE        CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                 3        $145,624.01           0.02          $48,541.34       7.687           17.45            569
25.01 - 30.00                2        $152,471.47           0.02          $76,235.74       7.203           28.41            592
30.01 - 35.00                6        $792,762.02           0.09          $132,127.00      7.053           32.38            586
35.01 - 40.00                6        $481,220.07           0.06          $80,203.35       7.182           36.63            597
40.01 - 45.00                8        $893,489.02           0.11          $111,686.13      7.557           43.88            559
45.01 - 50.00               27       $4,003,003.64          0.48          $148,259.39      6.928           48.37            576
50.01 - 55.00               39       $7,623,432.17          0.91          $195,472.62      6.657           52.93            590
55.01 - 60.00               51       $7,796,163.82          0.93          $152,865.96      6.700           57.99            584
60.01 - 65.00               88       $16,230,304.81         1.93          $184,435.28      6.837           63.38            579
65.01 - 70.00               107      $16,869,821.64         2.01          $157,661.88      7.084           68.31            572
70.01 - 75.00               255      $41,979,688.45         5.00          $164,626.23      6.944           73.79            589
75.01 - 80.00              2,544    $381,585,893.46        45.43          $149,994.45      6.912           79.79            626
80.01 - 85.00               579      $98,146,057.26        11.68          $169,509.60      7.170           84.30            594
85.01 - 90.00               739     $126,871,895.98        15.10          $171,680.51      7.275           89.49            605
90.01 - 95.00               365      $55,298,850.20         6.58          $151,503.70      7.774           94.66            619
95.01 - 100.00             1,469     $81,129,879.38         9.66          $55,227.96       9.526           99.91            645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,288    $840,000,557.40        100.00         $133,587.87      7.307           83.13            616

OWNER OCCUPANCY OF MORTGAGE LOANS


                                      AGGREGATE         % OF AGGREGATE
                                      PRINCIPAL           PRINCIPAL
                           NUMBER    BALANCE AS OF       BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
OWNER OCCUPANCY           OF LOANS   CUT-OFF DATE        CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
OWNER                      6,134    $821,512,000.75         97.80         $133,927.62      7.304            83.15            616
INVESTMENT                  133      $15,587,791.83          1.86         $117,201.44      7.430            82.65            623
SECOND HOME                 21       $2,900,764.82           0.35         $138,131.66      7.319            79.97            618
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,288    $840,000,557.40         100.00        $133,587.87      7.307            83.13            616

PROPERTY TYPE OF MORTGAGE LOANS


                                        AGGREGATE       % OF AGGREGATE
                                        PRINCIPAL         PRINCIPAL
                             NUMBER    BALANCE AS OF     BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
PROPERTY TYPES              OF LOANS   CUT-OFF DATE      CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED      4,757     $619,025,121.80       73.69          $130,129.31      7.305           83.06            613
2-4 FAMILY DETACHED          189       $31,009,132.43        3.69          $164,069.48      7.252           81.27            624
2-4 FAMILY ATTACHED
PUD DETACHED                 947      $139,211,918.48       16.57          $147,003.08      7.369           83.56            619
SINGLE FAMILY ATTACHED
CONDO 1-4 STORIES ATTACHED   379       $48,556,195.32        5.78          $128,116.61      7.197           84.00            628
MANUFACTURED HOME DETACHED    6         $462,033.53          0.06          $77,005.59       7.142           78.72            675
PUD ATTACHED
CONDO 5 STORIES+             10        $1,736,155.84         0.21          $173,615.58      7.068           84.15            635
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,288     $840,000,557.40       100.00         $133,587.87      7.307           83.13            616

LOAN PURPOSE OF MORTGAGE LOANS


                                        AGGREGATE       % OF AGGREGATE
                                        PRINCIPAL         PRINCIPAL
                             NUMBER    BALANCE AS OF     BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
LOAN PURPOSE                OF LOANS   CUT-OFF DATE      CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
CASH OUT                     2,341    $379,859,310.92      45.22          $162,263.70      7.101            81.39            599
PURCHASE                     3,588    $409,801,924.73      48.79          $114,214.58      7.517            84.65            632
RATE/TERM REFI                359      $50,339,321.75       5.99          $140,220.95      7.154            83.93            604
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       6,288    $840,000,557.40      100.00         $133,587.87      7.307            83.13            616

DOCUMENT TYPE OF MORTGAGE LOANS


                                        AGGREGATE       % OF AGGREGATE
                                        PRINCIPAL         PRINCIPAL
                             NUMBER    BALANCE AS OF     BALANCE AS OF     AVG CURRENT    WA GROSS           WA              WA
DOCUMENT TYPE               OF LOANS   CUT-OFF DATE      CUT-OFF DATE        BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
FULL                         3,793    $493,435,714.46       58.74          $130,091.15     7.237            83.31            599
STATED INCOME                2,431    $332,844,853.56       39.62          $136,916.85     7.421            82.84            641
NO INCOME/NO ASSET
LIMITED INCOME                64       $13,719,989.38        1.63          $214,374.83     7.054            83.83            599
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       6,288    $840,000,557.40       100.00         $133,587.87     7.307            83.13            616

PRODUCT TYPE OF MORTGAGE LOANS


                                          AGGREGATE       % OF AGGREGATE
                                          PRINCIPAL         PRINCIPAL
                               NUMBER    BALANCE AS OF     BALANCE AS OF   AVG CURRENT    WA GROSS           WA              WA
PRODUCT TYPE                  OF LOANS   CUT-OFF DATE      CUT-OFF DATE      BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR                    2,902     $415,721,300.49       49.49        $143,253.38     7.280            82.28            606
2/28 LIBOR - 60 MONTH IO       428      $107,157,125.52       12.76        $250,367.12     6.602            80.98            635
3/27 LIBOR                     510       $79,638,751.02        9.48        $156,154.41     7.286            82.87            605
30 YEAR FIXED                  539       $70,552,231.32        8.40        $130,894.68     7.272            80.21            613
15/30 BALLOON                 1,189      $51,539,202.49        6.14        $43,346.68      10.296           99.40            655
2/28 LIBOR - 24 MONTH IO       208       $40,466,505.56        4.82        $194,550.51     6.558            83.36            621
3/27 LIBOR - 60 MONTH IO       77        $19,213,307.18        2.29        $249,523.47     6.329            81.00            636
2/28 LIBOR - 120 MONTH IO      46        $12,159,496.71        1.45        $264,336.89     6.734            82.36            643
6 MONTH LIBOR                  73        $11,238,319.74        1.34        $153,949.59     6.594            83.73            604
15 YEAR FIXED                  145       $6,541,761.13         0.78        $45,115.59      8.648            85.15            626
3/27 LIBOR - 36 MONTH IO       23        $4,711,628.63         0.56        $204,853.42     6.886            84.24            630
2/28 LIBOR                     33        $4,473,606.59         0.53        $135,563.84     7.019            85.77            619
30 YEAR FIXED - 60 MONTH IO    21        $4,406,542.40         0.52        $209,835.35     6.585            80.06            627
20 YEAR FIXED                  41        $2,616,390.84         0.31        $63,814.41      8.530            82.43            608
3/27 LIBOR - 24 MONTH IO       10        $2,213,547.55         0.26        $221,354.76     7.367            84.77            615
5/25 LIBOR - 60 MONTH IO        9        $1,986,755.00         0.24        $220,750.56     5.889            74.96            609
3/27 LIBOR                      8        $1,332,281.37         0.16        $166,535.17     6.682            85.17            647
5/25 LIBOR                     12        $1,247,879.30         0.15        $103,989.94     7.300            87.45            605
30 YEAR FIXED - 120 MONTH IO    3         $850,755.10          0.10        $283,585.03     6.739            82.84            615
2/28 LIBOR - 12 MONTH IO        3         $764,000.00          0.09        $254,666.67     6.539            79.58            675
2/28 LIBOR - 36 MONTH IO        2         $449,400.00          0.05        $224,700.00     6.610            87.01            605
3/27 LIBOR - 120 MONTH IO       1         $283,500.00          0.03        $283,500.00     6.125            90.00            639
10 YEAR FIXED                   2         $160,214.23          0.02        $80,107.12      7.474            39.45            595
1/29 LIBOR                      1         $150,458.11          0.02        $150,458.11     8.625            90.00            576
25 YEAR FIXED                   1          $94,815.24          0.01        $94,815.24      8.100            90.78            613
15/20 BALLOON                   1          $30,781.88          0.00        $30,781.88      9.610            100.00           727
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        6,288     $840,000,557.40       100.00       $133,587.87     7.307            83.13            616

** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE

** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMMORTIZATION TERM AND FIXED RATE TERM ( 2YR, 3YR, 5YR, 10YR)

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS


                                          AGGREGATE       % OF AGGREGATE
                                          PRINCIPAL         PRINCIPAL
                               NUMBER    BALANCE AS OF     BALANCE AS OF   AVG CURRENT    WA GROSS           WA              WA
STATE                         OF LOANS   CUT-OFF DATE      CUT-OFF DATE      BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                      792     $178,080,697.24       21.20        $224,849.37     6.820           81.36             625
TEXAS                           928      $88,241,976.97       10.50        $95,088.34      7.887           84.00             611
ILLINOIS                        517      $71,503,648.62        8.51        $138,304.93     7.366           84.35             620
OTHER                          4,051    $502,174,234.57       59.78        $123,963.03     7.369           83.43             613
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         6,288    $840,000,557.40       100.00       $133,587.87     7.307           83.13             616

PREPAY PENALTY FOR MORTGAGE LOANS


                                          AGGREGATE       % OF AGGREGATE
                                          PRINCIPAL         PRINCIPAL
                               NUMBER    BALANCE AS OF     BALANCE AS OF   AVG CURRENT    WA GROSS           WA              WA
PREPAY PENALTY                OF LOANS   CUT-OFF DATE      CUT-OFF DATE      BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
HAS PREPAY PENALTY             4,956    $707,058,517.81      84.17         $142,667.17     7.176            82.68            615
NONE                           1,332    $132,942,039.59      15.83         $99,806.34      8.002            85.53            617
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         6,288    $840,000,557.40      100.00        $133,587.87     7.307            83.13            616


PREPAY TERM FOR MORTGAGE LOANS


                                          AGGREGATE       % OF AGGREGATE
                                          PRINCIPAL         PRINCIPAL
                               NUMBER    BALANCE AS OF     BALANCE AS OF   AVG CURRENT    WA GROSS           WA              WA
PREPAY TERM                   OF LOANS   CUT-OFF DATE      CUT-OFF DATE      BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
NONE                           1,332    $132,942,039.59       15.83        $99,806.34      8.002           85.53             617
6 MONTHS                         3        $687,900.81          0.08        $229,300.27     8.261           91.65             581
12 MONTHS                       250      $36,834,437.96        4.39        $147,337.75     7.403           83.22             618
13 MONTHS                        2        $606,864.59          0.07        $303,432.30     7.239           69.60             615
24 MONTHS                      3,051    $450,324,757.06       53.61        $147,599.07     7.180           82.65             616
30 MONTHS                        2        $338,973.50          0.04        $169,486.75     8.222           87.03             547
36 MONTHS                      1,471    $194,967,350.45       23.21        $132,540.69     7.135           82.76             614
48 MONTHS                        2        $121,320.48          0.01        $60,660.24      7.810           81.68             575
60 MONTHS                       175      $23,176,912.96        2.76        $132,439.50     7.033           81.81             610
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         6,288    $840,000,557.40       100.00       $133,587.87     7.307           83.13             616

FICO SCORES OF MORTGAGE LOANS


                                          AGGREGATE       % OF AGGREGATE
                                          PRINCIPAL         PRINCIPAL
                               NUMBER    BALANCE AS OF     BALANCE AS OF   AVG CURRENT    WA GROSS           WA              WA
FICO SCORES                   OF LOANS   CUT-OFF DATE      CUT-OFF DATE      BALANCE        CPN           COMBLTV    GWAC   FICO
------------------------------------------------------------------------------------------------------------------------------------
NOT AVAILABLE                    9        $752,774.67          0.09        $83,641.63      9.011           77.36              0
500 TO 519                      60       $9,041,097.75         1.08        $150,684.96     8.005           73.70             510
520 TO 539                      193      $27,757,235.59        3.30        $143,819.87     7.603           75.98             531
540 TO 559                      370      $57,730,988.33        6.87        $156,029.70     7.513           78.78             550
560 TO 579                      722     $100,483,800.48       11.96        $139,174.24     7.815           81.22             570
580 TO 599                      813     $111,471,773.76       13.27        $137,111.65     7.236           82.08             590
600 TO 619                     1,146    $151,825,708.15       18.07        $132,483.17     7.177           83.81             610
620 TO 639                     1,020    $134,203,555.19       15.98        $131,572.11     7.226           85.82             629
640 TO 659                      936     $127,131,347.87       15.13        $135,824.09     7.117           85.92             649
660 TO 679                      421      $50,012,976.69        5.95        $118,795.67     7.296           83.54             670
680 TO 699                      273      $32,054,359.25        3.82        $117,415.24     7.017           82.82             688
700 TO 719                      123      $14,035,602.24        1.67        $114,110.59     7.136           83.12             709
720 TO 739                      93       $10,675,263.06        1.27        $114,787.77     7.091           84.05             729
740 TO 759                      55       $6,005,672.86         0.71        $109,194.05     6.999           84.03             746
760 TO 779                      34       $3,754,512.62         0.45        $110,426.84     7.362           83.91             767
780 TO 799                      15       $2,390,637.08         0.28        $159,375.81     7.396           83.89             793
800 TO 819                       5        $673,251.81          0.08        $134,650.36     7.239           84.84             802
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         6,288    $840,000,557.40       100.00       $133,587.87     7.307           83.13             616